Exhibit 99.1

Contact:
Investor Relations
212-479-3195

NEWCASTLE ANNOUNCES FIRST QUARTER 2016 RESULTS

NEW YORK—(BUSINESS WIRE)—May 10, 2016—Newcastle Investment Corp. (NYSE: NCT; “Newcastle”, the “Company”) today reported the following information for the quarter ended March 31, 2016.

FIRST QUARTER FINANCIAL HIGHLIGHTS
▪	Core Earnings of $3 million, or $0.05 per basic share
▪	Adjusted Funds from Operations (“AFFO”) of $81 million, or $1.21 per basic share
▪	GAAP Income of $72 million, or $1.08 per basic share

FIRST QUARTER & SUBSEQUENT HIGHLIGHTS
▪
Real Estate Debt Portfolio – As of March 31, 2016, the real estate debt portfolio asset face amount was $640 million, which consisted of $277 million of non-agency assets and $363 million of agency securities, including the $19 million sale of a real estate mezzanine loan in April 2016.

During the quarter:
o	The portfolio generated $11 million of net investment income, or a 16% return.
o
The Company simplified the balance sheet and generated $10 million of proceeds to NCT with the sale of CDO VI Class IMM-2. The sale resulted in the deconsolidation of CDO VI, as it represented the Company’s remaining economic equity interest in the CDO, and resulted in an $82 million GAAP gain and eliminated $61 million of negative GAAP book value.

Subsequent to the quarter:
o	In April 2016, the Company sold $19 million face amount of a real estate mezzanine loan at par, which generated $8 million of proceeds, and repaid $11 million of debt.

▪	Golf Business – As of March 31, 2016, the Company owned, leased and managed 85 golf properties across 13 states, of which 75% were located in the top 20 Metropolitan Statistical Areas.
o
American Golf Performance – On a same store basis, excluding managed courses, the golf business ended the first quarter with 8,816 full golf private members, an increase of 325 members over the prior year. On a same store basis, excluding managed courses, The Players Club membership for the public courses ended the first quarter with 26,635 members, an increase of 18,163 members over the prior year.  Both programs generated an additional $2 million of revenue in the quarter over the prior year.

o
Golf Innovation – Continued to work with Taylor Made Golf Company, Inc. (“TaylorMade”) to build out Drive Shack Holdings LLC (“Drive Shack”), an innovative global golf entertainment company. Drive Shack intends to provide an active entertainment outlet that consists of technologically enhanced golf ranges with hitting suites as well as bars and restaurant areas.

▪	Cash Dividends – In March, Newcastle declared a first quarter common cash dividend of $0.12 per share, or $8 million.

	1Q 2016	4Q 2015
Summary Operating Results:
GAAP Income/(Loss)	$72 million*	$(5) million*
GAAP Income/(Loss) per WA Basic Share	$1.08	$(0.08)

Non-GAAP Results:
Core Earnings**	$3 million	$9 million
Core Earnings per WA Basic Share**	$0.05	$0.13

AFFO**	$81 million	$5 million
AFFO per WA Basic Share**	$1.21	$0.08

WA:  Weighted Average

*GAAP Income for 1Q 2016 includes: 1) total depreciation and amortization of $6.0 million, 2) $1.2 million of amortization of favorable or unfavorable leasehold intangibles, and 3) $1.4 million of accretion on golf membership deposit liabilities. GAAP Income for 4Q 2015 includes: 1) total depreciation and amortization of $7.7 million, 2) $1.2 million of amortization of favorable or unfavorable leasehold intangibles, and 3) $1.4 million of accretion on golf membership deposit liabilities.

**For a reconciliation of GAAP Income to Core Earnings and AFFO, please refer to the Reconciliation of Core Earnings and AFFO below.

ADDITIONAL INFORMATION
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of Newcastle’s website, www.newcastleinv.com. For consolidated investment portfolio information, please refer to the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K, which are available on the Company’s website, www.newcastleinv.com.

EARNINGS CONFERENCE CALL
Newcastle’s management will host a conference call on Tuesday, May 10, 2016 at 9:00 A.M. Eastern Time. A copy of the earnings release will be posted to the Investor Relations section of Newcastle’s website, www.newcastleinv.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-866-393-1506 (from within the U.S.) or 1-706-634-0623 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Newcastle First Quarter 2016 Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.newcastleinv.com. Please allow extra time prior to the call to visit the website and download any necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available two hours following the call’s completion through 11:59 P.M. Eastern Time on Tuesday, May 24, 2016 by dialing 1-855-859-2056 (from within the U.S.) or 1-404-537-3406 (from outside of the U.S.); please reference access code “1701979.”

Unaudited Consolidated Statements of Operations
($ in thousands, except per share data)
	Three Months Ended March 31,
	2016	2015
Interest income	$21,039	$27,078
Interest expense	(13,534)	(16,727)
Net interest income	7,505	10,351
Impairment (Reversal)
Valuation allowance on loans	2,198	357
Other-than-temporary impairment on securities and other investments	56	344
Portion of other-than-temporary impairment on securities recognized in other comprehensive income (loss), net of the reversal of other comprehensive loss into net income	54	(296)
Total impairment	2,308	405
Net interest income after impairment	5,197	9,946
Operating Revenues
Golf course operations	38,719	38,954
Sales of food and beverages - golf	13,561	13,012
Other golf revenue	9,878	8,860
Total operating revenues	62,158	60,826
Other Income (Loss)
Gain (loss) on settlement of investments, net	(1,666)	1,015
Gain on deconsolidation	82,130	—
Other income (loss), net	(21)	(514)
Total other income	80,443	501
Expenses
Loan and security servicing expense	37	96
Operating expenses - golf	56,605	54,937
Cost of sales - golf	6,211	6,053
General and administrative expense	2,900	1,713
Management fee to affiliate	2,675	2,668
Depreciation and amortization	6,031	6,753
Total expenses	74,459	72,220
Income (loss) from continuing operations before income tax	73,339	(947)
Income tax expense	44	46
Income (loss) from continuing operations	73,295	(993)
Income from discontinued operations, net of tax	—	115
Net Income (loss)	73,295	(878)
Preferred dividends	(1,395)	(1,395)
Net loss attributable to noncontrolling interests	124	181
Income (Loss) Applicable to Common Stockholders	$72,024	$(2,092)

Income (loss) Applicable to Common Stock, per share
Basic	$1.08	$(0.03)
Diluted	$1.05	$(0.03)
Income (loss) from continuing operations per share of common stock, after preferred dividends and noncontrolling interests
Basic	$1.08	$(0.03)
Diluted	$1.05	$(0.03)
Income (Loss) from discontinued operations per share of common stock
Basic	$—	$—
Diluted	$—	$—
Weighted Average Number of Shares of Common Stock Outstanding
Basic	66,654,598	66,424,508
Diluted	68,284,898	66,424,508
Dividends Declared per Share of Common Stock	$0.12	$0.12

Consolidated Balance Sheets
($ in thousands, except per share data)
	March 31, 2016	December 31,
	(Unaudited)	2015
Assets
Real estate securities, available-for-sale	$12,638	$59,034
Real estate securities, pledged as collateral	381,206	105,963
Real estate related and other loans, held-for-sale, net	155,075	149,198
Residential mortgage loans, held-for-sale, net	446	532
Subprime mortgage loans subject to call option	372,874	380,806
Investments in real estate, net of accumulated depreciation	225,330	227,907
Intangibles, net of accumulated amortization	72,124	74,472
Other investments	20,965	20,595
Cash and cash equivalents	32,126	45,651
Restricted cash	3,898	4,469
Receivables from brokers, dealers and clearing organizations	364,320	361,341
Receivables and other assets	39,098	38,014
Total Assets	$1,680,100	$1,467,982

Liabilities and Equity
Liabilities
CDO bonds payable	$—	$92,933
Other bonds and notes payable	11,575	16,162
Repurchase agreements	420,374	418,458
Credit facilities and obligations under capital leases	11,324	11,258
Financing of subprime mortgage loans subject to call option	372,874	380,806
Junior subordinated notes payable	51,223	51,225
Dividends payable	8,929	8,929
Membership deposit liabilities	84,655	83,210
Payables to brokers, dealers and clearing organizations	381,125	105,940
Accounts payable, accrued expenses and other liabilities	85,262	88,939
Total Liabilities	$1,427,341	$1,257,860

Commitments and contingencies

Equity
Preferred stock, $0.01 par value, 100,000,000 shares authorized, 1,347,321 shares of 9.75% Series B Cumulative Redeemable Preferred Stock, 496,000 shares of 8.05% Series C Cumulative Redeemable Preferred Stock, and 620,000 shares of 8.375% Series D Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, issued and outstanding as of March 31, 2016 and December 31, 2015	$61,583	$61,583
Common stock, $0.01 par value, 1,000,000,000 shares authorized, 66,654,598 shares issued and outstanding at March 31, 2016 and December 31, 2015	667	667
Additional paid-in capital	3,172,370	3,172,370
Accumulated deficit	(2,993,513)	(3,057,538)
Accumulated other comprehensive income	12,033	33,297
Total Newcastle Stockholders’ Equity	253,140	210,379
Noncontrolling interests	(381)	(257)
Total Equity	$252,759	$210,122

Total Liabilities and Equity	$1,680,100	$1,467,982

Reconciliation of Core Earnings
($ in thousands)
	Three Months Ended March 31,	Three Months Ended December 31,
	2016	2015
Income (loss) applicable to common stockholders	$72,024	$(5,159)
Add (Deduct):
Impairment	2,308	1,857
Other (income) loss (A)	(80,072)	1,646
Other (income) loss and other adjustments from discontinued operations	—	(1)
Depreciation and amortization(B)	8,665	10,316
Acquisition, restructuring and spin-off related expenses(C)	491	(111)
Core earnings	$3,416	$8,548

(A)
Net of $0.4 million and $0.3 million related to other income from an equity method investment during the three months ended March 31, 2016 and December 31, 2015, respectively and includes $(1.0) million of benefit for income taxes relating to the gain on extinguishment of debt during the three months ended December 31, 2015.

(B)
Including accretion of membership deposit liabilities of $1.4 million and $1.4 million, and amortization of favorable and unfavorable leasehold intangibles of $1.2 million and $1.2 million in the three months ended March 31, 2016 and December 31, 2015, respectively.  The accretion of membership deposit liabilities was recorded to interest expense and the amortization of favorable and unfavorable leasehold intangibles was recorded to operating expenses - golf.

(C)
Including acquisition and transaction expenses of $0.2 million during the  three months ended March 31, 2016 and restructuring expenses of $0.3 million and $(0.1) million during the three months ended March 31, 2016 and December 31, 2015, respectively.  The acquisition and transaction costs are recorded to general and administrative expense and restructuring expense was recorded to operating expenses - golf.

CORE EARNINGS
Newcastle has the following primary variables that impact its operating performance: (i) the current yield earned on its investments that are not included in non-recourse financing structures (i.e., unlevered investments, including investments in equity method investees and investments subject to recourse debt), (ii) the net yield we earn from its non-recourse financing structures, (iii) the interest expense and dividends incurred under its recourse debt and preferred stock, (iv) the net operating income on its real estate and golf investments, (v) its operating expenses and (vi) its realized and unrealized gains or losses, net of related provision for income taxes, including any impairment, on its investments, derivatives and debt obligations. Core earnings is a non-GAAP measure of the operating performance of Newcastle excluding the sixth variable listed above. It also excludes depreciation and amortization charges, including the accretion of membership deposit liabilities and the impact of the application of acquisition accounting, acquisition and spin-off related expenses and restructuring expenses. Core earnings is used by management to gauge the current performance of Newcastle without taking into account gains and losses, net of related provision for income taxes, which, although they represent a part of our recurring operations, are subject to significant variability and are only a potential indicator of future economic performance. It is the judgment of management that depreciation and amortization charges are not indicative of operating performance and that acquisition and spin-off related expenses are not part of our core operations. Management believes that the exclusion from core earnings of the items specified above allows investors and analysts to readily identify the operating performance of the assets that form the core of our activity, assists in comparing the core operating results between periods, and enables investors to evaluate our current performance using the same measure that management uses to operate the business, which is among the factors considered when determining the amount of distributions to our stockholders.

Core earnings does not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of our liquidity, and is not necessarily indicative of cash available to fund cash needs. For a further description of the differences between cash flows provided by operations and net income, see “– Liquidity and Capital Resources” in the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K, which are available on the Company’s website, www.newcastleinv.com. Our calculation of core earnings may be different from the calculation used by other companies and, therefore, comparability may be limited.

Reconciliation of AFFO
($ in thousands)
	Three Months Ended March 31,	Three Months Ended December 31,
	2016	2015
Income available for common stockholders	$72,024	$(5,159)
Add:
Depreciation and amortization(A)	8,665	10,316
AFFO	$80,689	$5,157

(A)
Depreciation and amortization charges for 1Q 2016 includes $6.0 million of depreciation and amortization, $1.2 million of amortization of favorable or unfavorable leasehold intangibles, and $1.4 million of accretion on golf membership deposit liabilities.  Depreciation and amortization charges for 4Q 2015 includes $7.7 million of depreciation and amortization, $1.2 million of amortization of favorable or unfavorable leasehold intangibles, and $1.4 million of accretion on golf membership deposit liabilities.

ADJUSTED FUNDS FROM OPERATIONS
The Company defines Adjusted Funds from Operations as net income (loss) available for common stockholders plus depreciation and amortization including the accretion of the membership liabilities and the amortization of favorable or unfavorable leasehold intangibles.  The Company believes AFFO provides useful information to investors regarding the performance of the Company, because it provides a measure of operating performance without regard to depreciation and amortization, which reduce the value of real estate assets over time even though actual real estate values may fluctuate with market conditions.  AFFO does not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered an alternative to net income (loss) as an indicator of our operating performance or as an alternative to cash flow as a measure of our liquidity, and it is not necessarily indicative of cash available to fund cash needs. Our calculation of AFFO may be different from the calculation used by other companies and, therefore, comparability may be limited.  The Company’s definition of AFFO differs from the definition of FFO established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization and the portion of such items related to unconsolidated affiliates.

ABOUT NEWCASTLE
Newcastle focuses on investing in, and actively managing, real estate related assets. Newcastle conducts its operations to qualify as a REIT for federal income tax purposes. Newcastle is managed by an affiliate of Fortress Investment Group LLC, a global investment management firm.

FORWARD-LOOKING STATEMENTS
Certain items in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s ability to create, develop and market Drive Shack, and Drive Shack’s ability to provide an active entertainment outlet. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond Newcastle’s control. The Company can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.  Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.